1 PURCHASE AND SALE AGREEMENT THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made as of May 17, 2024 (the "Effective Date"), by and between Timber Properties, LLC, a Wisconsin limited liability company ("Seller"), and 106 Bremer Ave., LLC, a Delaware limited liability company and its permitted successors or assigns ("Buyer"). Seller and Buyer are, from time-to-time, referred to herein, individually as a "Party" or collectively as the "Parties." In consideration of the mutual tem1s and provisions of this Agreement, Seller and Buyer agree as follows: I. Sale of Property. Seller agrees to sell to Buyer, and Buyer agrees to buy from Seller, the following property (collectively, "Property"): 1.1 Real Property. The real property located at 106 Bremer Ave., Colfax, Wisconsin which is located in Dunn County and legally described on the attached Exhibit A ("Land"), together with (1) all buildings, fixtures, and other improvements constructed or located on the Land and (2) all right, title and interest of Seller in and to the rights, privileges, interests, easements, hereditaments and appurtenances pertaining to such parcel of Land, including any right, title and interest of Seller in and to adjacent streets, alleys, gaps or gores, or rights-of-way, if any (collectively, "Real Property"); 1.2 Intangible Property. Seller's interests in the following items, all of which relate to the Real Property: ("Contracts"); all permits and licenses relating to the Real Property; all warranties and guaranties benefitting the Real Property; and all other items of intangible property that relate to and benefit the Real Property and the operation thereof (collectively, with the Contracts, the "Intangible Property"). Prior to the Close, Buyer shall notify Seller in writing of any Contracts that Buyer does not want to assume at Closing (as defined below) and, Seller shall cancel such Contract(s), effective as soon as the same are able to be cancelled pursuant to the terms of such Contract(s), but in no event sooner than Closing. Absent timely notification to terminate Contract(s), Buyer shall be deemed to have approved all such Contracts, and the same shall be assigned to and assumed by Buyer at Closing. 2. Purchase Price and Manner of Payment. The total purchase price ("Purchase Price") to be paid by Buyer for the Property shall be Three Million Dollars ($3,000,000.00). The Purchase Price shall be paid as follows: 2.1 Balance of the Purchase Price. The balance of the Purchase Price, subject to Closing prorations and adjustments, will be paid as set forth in Section 2.2 on the Closing Date. 2.2 Seller Financed Note: Buyer will finance the Purchase Price with Seller financing by delivering to Seller at Closing a promissory note (the “Note”), as attached hereto as Exhibit B in the amount of $3,000,000, guaranteed by Star Equity Holdings, Inc., an affiliate of Buyer. The Note shall bear interest at 7.5% per annum through [xx, 30], 2034. The entire unpaid principal balance of the Note together with all accrued and unpaid interest thereon shall be finally due and payable on te 10t anniversary of the 2 Closing. Buyer shall have the right to prepay the Note in whole or in part at any time or from time to time without notice, premium, or penalty. The Note shall be secured by a deed of trust (the “Deed of Trust”) covering the Property. The form of the Deed of Trust is attached hereto as Exhibit C. 3. Contingencies. The obligations of Buyer under this Agreement are contingent upon each of the following: 3.1 Representations and Warranties. The representations and warranties of Seller contained in this Agreement must be true on the Closing Date. 3.2 Performance of Seller's Obligations. Seller shall have performed all of Seller's obligations under this Agreement, as and when required by this Agreement. 3.3 Title. Title shall have been found acceptable, or been made acceptable, in accordance with the requirements and terms of Section 6 below. 3.4 Asset Purchase Agreement. The transactions contemplated in the Asset Purchase Agreement dated May 17, 2024, by and between Star Equity Holdings, Inc, as the buyer, and Timber Technologies, LLC, a Wisconsin limited liability company, as seller, and Thomas Niska and Dale Schiferl as members together with all amendments thereto relating to the purchase and sale of the assets of Timber Technologies, Inc. (collectively, the "Asset Purchase Agreement") shall have closed prior to, or simultaneously with the Closing of the transactions contemplated in this Agreement. 3.5 Access and Inspection. Buyer has determined, that it is satisfied with the condition of the Real Property and Intangible Property. Seller has provided Buyer a copy of the Phase I investigation of the Property. Seller has also made available to Buyer and Buyer's agents, without charge, all plans and specifications, records, inventories, permits and correspondence in Seller's possession relating to Hazardous Substances affecting the Real Property. 3.6 Due Diligence Materials and Review. Seller confirms it has delivered to Buyer copies of all of the due diligence documents that are identified on Exhibit D attached hereto (collectively the "Due Diligence Materials"). 3.7 No Change in Condition of Property. There shall be no material change in the condition of the Property in the last sixty days prior to the Close. 4. Closing. The closing of the purchase and sale contemplated by this Agreement (the "Closing") shall occur after June 17th, 2024 but no later than June 30, 2024 and after the close of the Asset Purchase Agreement (the "Closing Date"). The Closing shall take place at the office of Guaranty Commercia Title, Inc. (the "Title Company") 465 Nicollet Mall, Suite 230, Minneapolis, MN or other mutually agreeable location, provided either Party may elect to close the transaction by delivering documents and where applicable funds into 3 escrow with the Title Company on or before the Closing Date. Seller agrees to deliver possession of the Property to Buyer on the Closing Date. 4.1 Seller's Closing Documents. On the Closing Date, Seller shall execute and deliver to Buyer the following (collectively, "Seller's Closing Documents"), all in form and content reasonably satisfactory to Buyer: 4.1. l Warranty Deed. The Warranty Deed conveying the Real Property to Buyer, free and clear of all encumbrances, except the Permitted Encumbrances (as herein defined). 4.1.2 Closing Certificate. A certificate dated as of the Closing Date, signed by Seller, certifying that the representations and warranties of Seller contained in Section 8 are true as of the Closing Date. 4.l.3 Non-Foreign Person Certification. An affidavit or other certification by Seller, certifying that Seller is not a foreign person, within the meaning of Internal Revenue Code Section 1445(b)(2) and its regulations. 4.l.4 Title Affidavit. A title affidavit in form and substance acceptable to Buyer and the Title Company to permit the deletion of the so-called "standard" exceptions from the Title Policy and to otherwise permit the issuance of a Title Policy providing extended title coverage. 4.l.5 Original Documents. Original versions of the Due Diligence Materials and all other physical or digital materials that evidence the Intangible Property, to the extent in Seller's possession. 4.l.6 Assignment and Assumption of Intangible Property. A counterpart of the Assignment and Assumption of Intangible Property. 4.l.7 Lease Termination. Seller and Timber Technologies, LLC will terminate Timber Technologies, LLC’s existing lease for the Property. 4.l.8 Other Documents. All other documents reasonably determined by the Title Company to be necessary to transfer the Property to Buyer free and clear of all encumbrances. 4.2 Buyer's Closing Documents. On the Closing Date, Buyer will execute and deliver to Seller the following (collectively, "Buyer's Closing Documents"), all in form and content reasonably satisfactory to Seller: 4.2.1 Assignment and Assumption of Intangible Property. A counterpart of the Assignment and Assumption of Intangible Property. 4.2.2 Closing Certificate. A certificate dated as of the Closing Date, signed by Buyer, certifying that the representations and warranties of Buyer contained 4 in Section 9 are true as of the Closing Date. 4.2.3 Deed of Trust and Title A fully executed Note and Deed of Trust. 4.2.4 Other Documents. All other documents reasonably determined by the Title Company to be necessary to transfer the Property to Buyer. 5. Costs and Prorations. Subject to the following provisions of this Section 5 and except as otherwise provided for herein to the contrary, rentals, revenues, and other income actually collected by Seller, if any, from the Property, and real property taxes and operating expenses, if any, affecting the Property shall be prorated as of 11:59 p.m. on the day preceding the Closing Date. For purposes of calculating prorations, Buyer shall be deemed to be in title to the Property, and therefore entitled to the income and responsible for the expenses, for the entire day upon which the Closing occurs. Seller and Buyer agree to the following prorations and allocation of costs regarding this Agreement: 5.1 Title Insurance and Closing Fee. Seller will pay all costs of the issuance of the Title Commitment. Buyer will pay all premiums required for the Title Policy and endorsements thereto. Seller and Buyer will each pay one-half of any closing fee or charge imposed by the Title Company. 5.2 Transfer Taxes. Seller shall pay all transfer taxes payable in connection with this transaction including the state deed tax on the Deed. 5.3 Real Estate Taxes and Special Assessments. Real estate taxes for the Real Property that are due and payable in all years prior to the year in which the Closing occurs shall be paid by Seller. Real estate taxes due and payable in the year in which the Closing occurs (including, without limitation, any installments of special assessments) shall be prorated by Seller and Buyer as of the Closing Date based upon a calendar year, unless paid directly by the tenants under the Leases. Any levied or pending special assessments that have not been certified for payment with real estate taxes as of the year in which the Closing occurs shall be paid in full by Seller at Closing. 5.4 Utilities. To the extent any utilities are not paid directly by the tenants under the Leases, Seller shall use reasonable efforts to obtain readings of the water, sewer, gas, electric, and fuel charges on the Property to a date not sooner than five (5) days prior to the scheduled Closing Date. At or prior to Closing, Seller shall pay all charges based upon such meter readings. Closing shall be completed even if some or all such readings could not be obtained it being agreed that upon the obtaining thereof after Closing, Seller shall promptly pay the charges incurred with respect to that portion of the billing cycle that falls prior to Closing as reasonably determined by Seller and Buyer based upon such post-Closing readings. 5.5 Recording Costs. Seller will pay the cost of recording all documents necessary to establish title in Seller as required by this Agreement. Buyer will pay the cost of recording the Warranty Deed. 5.6 Other Operating Costs. All other operating costs of the Property, if any, shall be

5 allocated between Seller and Buyer as of the Closing Date, so that Seller pays that part of operating costs relating to the period before the Closing Date, and Buyer pays that part of operating costs relating to the period from and after the Closing Date. 5.7 Method of Proration. All amounts to be prorated shall be prorated between Seller and Buyer on a daily basis as of the Closing Date, with all amounts accruing prior to the Closing Date (including delinquencies) allocated to Seller and all amounts accruing on or after the Closing Date allocated to Buyer. If any of the amounts to be prorated under this Section 5 cannot be calculated with complete precision at Closing because the amount or amounts of one or more items included in such calculation are not then known, then such calculation shall be made on the basis of the reasonable estimates of Seller and Buyer, subject to prompt adjustment (by additional payment or refund, as necessary) when the amount of any such item or items become known. 5.8 Attorney's Fees. Each of the Parties will pay its own attorneys' fees, except that if any action is brought by either Party against the other in connection with or arising out of this Agreement or any of the documents and instruments delivered in connection herewith or in connection with the transactions contemplated hereby, the prevailing Party shall be entitled to recover from the other Party reasonable attorneys' fees and expenses incurred in connection with the prosecution or defense of such action. 5.9 TIF Payments. The parties agree that, post-Closing, Seller shall remain entitled to all remaining Tax Incremental Financing payments due and payable from the Village of Colfax pursuant to that certain Development Agreement between Seller and the Village of Colfax dated December 31, 2029 (the “Development Agreement”). In the event Seller is not able to assign its payment(s) rights under the Development Agreement or otherwise receive such payment(s) since it will no longer own the Property, Buyer shall promptly remit such payment(s) to Seller should Buyer receive the same. 6. Title Examination. Title examination will be conducted as follows: 6.1 Seller's Title Evidence. Seller shall, within ten (10) days after the Effective Date, furnish to Buyer a current commitment ("Title Commitment") for an ALTA Owner's Policy of Title Insurance ("Title Policy") insuring title to the Real Property issued by the Title Company, together with copies of the recorded documents shown as exceptions therein. Buyer may, at Buyer's expense, order a current ALTA/NSPS Land Title Survey of the Real Property ("Survey") (the Title Commitment and Survey are, collectively, the 'Title Evidence"). 6.2 Buyer's Objections. Buyer will notify Seller of any objections to the form and/or contents of the Title Evidence ("Objections") by the earlier to occur of: (i) the date that is ten (10) days after Buyer's receipt of the last of the Title Evidence, or (ii) thirty (30) days after the Effective Date ("Objection Period"). Buyer's failure to make Objections within such time period will constitute waiver of any 6 Objections. Any matter shown on such Title Evidence and not objected to by Buyer shall be a "Permitted Encumbrance" hereunder. Seller shall be under no obligation to cure any Objections. Notwithstanding anything to the contrary in this Agreement, Buyer shall have no obligation to object to, and Seller shall be obligated to remove prior to or at Closing, any judgment against Seller that has been reduced to a monetary amount, or any mortgage, deed of trust or other lien against the Property caused by or entered into by Seller (a "Monetary Lien"). Seller will have ten (10) days after expiration of the Objection Period (the "Objection Response Period") to notify Buyer in writing as to which of the Objections it will commit to curing prior to the Closing Date (such written notice, the “Objection Response”). If, prior to expiration of the Objection Response Period, there are any Objections that Seller has not committed to curing in its Objection Response, Buyer will have the option to: 6.2.1 Terminate this Agreement by written notice to Seller within ten (10) days following expiration of the Objection Response Period. 6.2.2 Waive the Objections by written notice to Seller, in which event any un-cured Objection, except for any Monetary Lien, shall be deemed a Permitted Encumbrance, and proceed to Closing. If Buyer does not deliver a written notice within ten (10) days following expiration of the Objection Response Period, Buyer shall be deemed to have made the election in this Section 6.2.2. 6.3 Closing Constitutes Acceptance of Title. Closing shall constitute acceptance by Buyer that title to the Property has been found fit by Buyer for Buyer’s intended use of the Property. 7. Intentionally Omitted. 8. Representations and Warranties by Seller. Seller represents and warrants to Buyer as of the Effective Date, and shall be deemed to represent and warrant to Buyer as of the Closing Date as follows: 8.1 Existence; Authority. Seller is duly organized, qualified and in good standing, and has the requisite power and authority to enter into and perform this Agreement and Seller's Closing Documents; such documents have been duly authorized by all necessary action; and such documents are or will be valid and binding obligations of Seller, enforceable in accordance with their terms. 8.2 Title to Real Property. Seller owns marketable and insurable fee simple title to the Real Property. 8.3 Contracts and Intangible Property. Seller will furnish to Buyer a correct and complete copy of each Contract and other writings evidencing the Intangible Property and all amendments thereto. 8.4 Operations. Seller has received no notice of actual or threatened cancellation or 7 suspension of any utility services or certificate of occupancy for any portion of the Real Property. To Seller's best knowledge, the Property is in compliance with all governmental permits. 8.5 Environmental Laws. As used herein, "Environmental Law" includes without limitation any federal, state, or local law, statute, code, enactment, ordinance, rule, regulation, permit, consent, approval, authorization, license, judgment, order, writ, decree, injunction, common law (including without limitation the common law respecting nuisance and tortious liability), or other requirement having the force and effect of law or regulation, relating to the protection of human health and safety, occupational health and safety, the environment or natural resources and wildlife, including without limitation (i) emissions, discharges, spills, Releases or threatened Releases of Hazardous Substances into ambient air, surface water, ground water, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, or septic systems; (ii) the use, treatment, storage, disposal, handling, manufacturing, transportation or shipment of Hazardous Substances; and (iii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act ("RCRA"), applicable environmental Wisconsin Act], the Clean Air Act and the Clean Water Act, the Safe Drinking Water Act and the Solid Waste Disposal Act, all as amended and in effect on the Closing Date and any regulations promulgated thereunder. As used herein, "Environmental Matters" means any obligation or liability arising under any Environmental Law. a. To the best of Seller's knowledge, Seller, Seller's business, and the Property have been and are in compliance in all material respects with applicable Environmental Laws. There is and has been no civil or criminal litigation, written notice of violation, order, demand, allegation, citation, directive, summons, penalty, fine, or liability arising under any Environmental Law (collectively, "Environmental Notices") during the period of time that Seller has owned the Property, or to the best of Seller's knowledge, prior thereto, and Seller, Seller's business and the Property have not been the subject of any administrative proceeding, investigation or info1mation request relating to any Environmental Law or Environmental Matter. b. To the best of Seller's knowledge, ( i ) Seller and the Property are in compliance with those all permits and licenses required under Environmental Law to operate the business and the Property as currently operated by Seller, and (ii) no such Permits and Licenses or other approvals will be required, revoked, terminated or not renewed as a result of the transactions contemplated by this Agreement. c. Seller has not used, handled, generated, produced, manufactured, treated, stored, disposed of, recycled, or transported any Hazardous Substances on, under, about, to or from the Property (or any other property) in violation of any 8 Environmental Law. d. To the best of Seller's knowledge, (i) there is and has been no Release or threatened Release of any Hazardous Substances on, in, at, under or from the Property or from any real property impacting the Property, and (ii) there are no asbestos containing materials or PCBs located on the Property and no such materials have been removed or abated. e. To the best of Seller's knowledge, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans of Seller, either collectively, individually or severally, which reasonably would be expected to prevent continued compliance with any Environmental Laws, or which reasonably would be expected to give rise to any Environmental Matter or would reasonably be expected to require a material expenditure by Buyer with respect to compliance with any Environmental Law or any Environmental Matter. There are no liens or assessments relating to any Environmental Matter against Seller, Seller's business, or the Property. 8.6 Rights of Others: a. There are no tenants or other parties in possession of all or a portion of the Real Property other than listed here: Timber Technologies, LLC lease, which will be terminated at Closing. b. Seller has not entered into any other contracts for the sale of the Property, nor are there any rights of first refusal or options to purchase the Property or any other rights of others that might prevent the consummation of this Agreement. 8.7 Seller's Defaults. Seller is not in default concerning any of its obligations or liabilities regarding the Property. 8.8 Due Diligence Materials. All of the Due Diligence Materials that have been or will be supplied by Seller to Buyer are correct and complete and fairly reflect the financial condition, income and expenses of the Property, except that Seller makes no representation or warranty as to the accuracy of any of the Due Diligence Materials that were prepared by third parties. 8.9 FIRPTA. Seller is not a "foreign person", "foreign partnership", "foreign trust" or "foreign estate", as those terms are defined in Section 1445 of the Internal Revenue Code. 8.10 Proceedings. There is no action, litigation, investigation, condemnation or proceeding of any kind pending or, to the best knowledge of Seller, threatened against Seller with respect to the Property.

9 8.11 Payment of Labor and Materials. Seller has paid, and will prior to Closing pay, for all materials provided to and labor perforn1ed at the Property prior to Closing. 8.12 Methamphetamine Production. To the best knowledge of Seller, no methamphetamine production has occurred on the Real Property. 8.13 Wells. Seller does not know of any "wells" on the described Real Property. This representation is intended to satisfy the requirements of that statute. 8.14 Individual Sewage Treatment Systems. Seller certifies there is no "subsurface sewage treatment system" (within the meaning of that statute) on or serving the Real Property. 8.15 Storage Tanks. To the best knowledge of Seller, no "aboveground storage tanks", except as disclosed herein or "underground tanks" are located in or about the Real Property, or have been located under, in or about the Real Property and have subsequently been removed or filled. To the extent storage tanks exist on or under the Real Property, such storage tanks have been duly registered with all appropriate regulatory and governmental bodies and otherwise are in compliance with applicable federal, state and local statutes, regulations, ordinances and other regulatory requirements. Seller will indemnify Buyer, its successors and assigns, against, and will hold Buyer, its successors and assigns, harmless from, any expenses or damages, including reasonable attorneys' fees and remediation costs, that Buyer incurs because of the breach of any of the above representations and warranties contained in this Section, whether such breach is discovered before or after Closing. Wherever herein a representation is made "to the best knowledge of Seller," such representation is limited to the actual knowledge of Thomas Niska and Dale Schiferl. 9. Representations and Warranties by Buyer. Buyer represents and warrants to Seller as follows: 9.1 Existence; Authority. Buyer is duly organized, qualified and in good standing, and has the requisite power and authority to enter into and perform this Agreement and Buyer's Closing Documents; such documents have been duly authorized by all necessary action; and such documents are or will be valid and binding obligations of Buyer, enforceable in accordance with their te1ms. 9.2 No Conflict. Neither the execution and delivery of this Agreement, nor compliance with the terms and conditions of this Agreement by Buyer, nor the consummation of the purchase, constitutes or will constitute a violation or breach of the 10 organizational and operating documents of Buyer, or of any agreement or judicial order to which Buyer is a party or to which Buyer is subject… Buyer will indemnify Seller, its successors and assigns, against, and will hold Seller, its successors and assigns, harmless from, any expenses or damages, including reasonable attorneys' fees and remediation costs, that Seller incurs because of the breach of any of the above representations and warranties contained in this Section, whether such breach is discovered before or after Closing. Except as provided in this Section, consummation of this Agreement by Seller with knowledge of any such breach by Buyer will not constitute a waiver or release by Seller of any claims due to such breach. 10. Broker's Commission. Seller and Buyer represent to each other that they have dealt with no other brokers, finders or the like in connection with this transaction other than Peak Stone Group, and agree to indemnify and hold each other harmless from all claims, damages, costs or expenses of or for any other such brokerage fees or commissions resulting from their actions or agreements regarding the execution or performance of this Agreement, and will pay all costs of defending any action or lawsuit brought to recover any such fees or commissions incurred by the other Party, including reasonable attorneys' fees. 11. Assignment. Either party may assign its interest in this Agreement, but unless the other party consents in writing, such assignment will not relieve the assigning party of Seller's liability herein. Upon assignment, the assigning party shall promptly furnish the other party with a copy of any documents evidencing such assignment. 12. Notices. All notices required to be given under this Agreement shall be made in writing either: (a) by personal or reputable commercial courier delivery to the Party requiring notice, (b) by mailing the notice in the U.S. mails to the last known address of the Party requiring notice, by return-receipt requested, or (c) by email if transmission, in any event, to the addresses set forth below. Notice shall be treated as given when personally received or actually delivered, if sent as provided in clause (a) above, three (3) days after the notice is mailed if sent pursuant to clause (b), or the date the notice is received if sent by email pursuant to clause (c) above. Notices shall be sent to Seller or Buyer at the street address or email address set forth below. Any Party shall have the right to change its address by giving five (5) days' written notice to the other Parties. If to Seller: Tom Niska E-Mail: timbertom@timber-technologies.com Dale Schiferl E-Mail: timberdale@timber-technologies.com With copy to: Ruder Ware, L.L.S.C. Attn: Paul J. Mirr 402 Graham Avenue P.O. Box 187 Eau Claire, WI 54702-0187 E-mail: pmirr@ruderware.com 11 If to Buyer: Star Equity Holdings, Inc. c/o 106 Bremer Ave., LLC Attn: Hannah Bible 53 Forest Ave., Suite 101 Old Greenwich, CT 06870 legal@starequity.com With copy to: Meagher Greer PLLP Attn: Karl Yeager 33 South Sixth St. Suite 4400 Minneapolis, MN 55402 kyeager@meagher.com 13. Captions; Choice of Law; Etc. The paragraph headings or captions appearing in this Agreement are for convenience only, are not a part of this Agreement, and are not to be considered in interpreting this Agreement. This Agreement constitutes the complete agreement between the Parties and supersedes any prior oral or written agreements between the Patties regarding the Property. There are no verbal agreements that change this Agreement. This Agreement binds and benefits the Parties hereto and their successors and assigns. This Agreement has been made under the laws of the state where the Real Property is located, and such laws will control its interpretation. 14. Default and Remedies. 14.1 Buyer's Default. If Buyer defaults under this Agreement, Seller shall have the right to terminate this Agreement by giving written notice to Buyer or seek specific performance of this Agreement. The remedies under the Asset Purchase Agreement still remain. 14.2 Seller's Default. If Seller defaults in the performance of this Agreement, and such default continues for a period of greater than five (5) business days after written notice from Buyer, Buyer's remedies are to seek specific performance of this Agreement. 15. Office of Foreign Assets Control Certification. Buyer certifies that: (i) Buyer is not acting, directly or indirectly, of or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, "Specially Designated National and Blocked Person," or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and (ii) Buyer is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity or nation. Buyer hereby agrees to defend, indemnify, and hold harmless Seller from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorney's fees and costs) arising or related to any breach of the foregoing certification. 12 16. Miscellaneous Provisions. 16.1 Time of the Essence. Time is of the essence of each and every term, condition, obligation and provision hereof. 16.2 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. 16.3 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the Parties thereto, to any person or entity other than the Parties hereto. 16.4 No Recordation. Neither this Agreement nor any notice thereof shall be recorded by any Party hereto, or any agent of same, in any state public records. Buyer agrees that it will not attempt to record this Agreement or any notice thereof and that any attempt to record this Agreement or any notice thereof shall constitute a default on the part of Buyer hereunder. Notwithstanding the foregoing, Buyer may record a notice of lis pendens in connection with an action for specific performance properly brought hereunder and any recording required under federal laws and regulations. 16.5 Exhibits. The Exhibits attached hereto are hereby incorporated by reference. 16.6 Amendment. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the Parties hereto. 16.7 Partial Invalidity. If any portion of this Agreement shall be adjudged by a court to be void or unenforceable, such portion shall be deemed severed from this Agreement and shall in no way affect the validity or enforceability of the remaining portions of this Agreement, so long as the transaction contemplated hereby may be consummated in accordance with the surviving prov1s1ons. 16.8 Survival. The warranties and representations contained herein will survive and be enforceable after the Closing for a period of six (6) months. 16.9 Time References. Any references in this Agreement to time for performance of obligations or elapsed time shall mean consecutive calendar days, months, or years, as applicable, unless othe1wise explicitly indicated herein. In the event that the day on which Buyer or Seller is required to take any action under the tem1s of this Agreement is not a business day, such action shall be taken on the next succeeding business day. For purposes of this Agreement the term "business day" shall mean all calendar days except for Saturdays, Sundays and nationally observed holidays. 16.10 pdf Signatures. In order to expedite the transaction contemplated herein, signatures

13 sent by .pdf via e-mail may be used in place of original signatures on this Agreement or any other document or agreement in this transaction, other than those to be recorded in the public records. Seller and Buyer intend to be bound by the signatures on each .pdf document, are aware that the other Party will rely on the .pdf signatures, and hereby waive any defenses to the enforcement of the te1ms of this Agreement or any other such document based on the form of signature. In the event .pdf signatures are used in any instance, ink-signed originals of such document shall also promptly be exchanged by the Parties. [Signature page follows.] Signature Page to Purchase and Sale Agreement 4877-6153-6702, v. 1 IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first written above. SELLER: TIMBER PROPERTIES, LLC By: _____________________________ Thomas Niska, Member By: _____________________________ Dale Schiferl, Member SELLER MEMBERS: _____________________________ Thomas Niska, Individually _____________________________ Dale Schiferl, Individually BUYER: 106 BREMER AVE, LLC By: _____________________________ Name: David Noble Title: President /s/ Thomas Niska /s/ Dale Schiferl /s/ David Noble /s/ Dale Schiferl /s/ Thomas Niska